Merger and Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Mergers and Acquisitions
4.	Mergers and Acquisitions

ETP Merger

As a result of the ETP Merger, we became a consolidated entity of ETP and applied “push down” accounting that required our assets and liabilities to be adjusted to fair value as of August 29, 2014, the date of the merger. Due to the application of “push down” accounting, our consolidated financial statements and certain footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting between the periods presented. The periods prior to the ETP Merger are identified as “Predecessor” and the period after the ETP Merger is identified as “Successor”. For accounting purposes, management has designated the ETP Merger date as August 31, 2014, as the operating results and change in financial position for the intervening period is not material.

Management, with the assistance of a third party valuation firm, has determined the fair value of our assets and liabilities as of August 31, 2014. We determined the value of goodwill by giving consideration to the following qualitative factors:

•	synergies created from a reduction in workforce;
•	synergies created through increased fuel purchasing advantages, merchandising and improved “buying power” reflecting economies of scale; and
•

the consideration of the highest and best use of the assets through discussion amongst the management group, the qualitative characteristics of the assets acquired, observations from past transactions within the industry regarding the use of assets subsequent to the respective acquisitions, and senior management’s future plans for the assets acquired and the related forecasts.

Our identifiable intangible assets consist primarily of dealer relationships, the fair value of which were determined by applying a discounted cash flow approach which was adjusted for customer attrition assumptions and projected market conditions. The amount of goodwill recorded represents the excess of our enterprise value over the fair value of our assets and liabilities.

The following table summarizes the final “push down” accounting allocation to our assets and liabilities as of the date presented (in thousands):

August 31, 2014
Current assets	$171,434
Property and equipment	272,930
Goodwill	590,042
Intangible assets	70,473
Other noncurrent assets	811
Current liabilities	(154,617)
Other noncurrent liabilities	(255,289)
Net assets	$695,784

Acquisitions

MACS Acquisition

On October 1, 2014, we acquired 100% of the membership interests of MACS from ETP for a total consideration of approximately $768.0 million, subject to certain working capital adjustments (the “MACS acquisition”). The consideration paid consisted of 3,983,540 newly issued common units representing limited partnership interests in the Partnership and $566.0 million in cash. We initially financed the cash portion of the MACS acquisition by utilizing availability under the 2014 Revolver (as defined below). A portion of the 2014 Revolver borrowing was repaid during the fourth quarter of 2014, using cash from proceeds of an equity offering. MACS has been determined to be the primary beneficiary of certain VIEs, and therefore the Partnership consolidates these VIEs.

The assets owned by MACS include approximately 100 company-operated retail convenience stores and 200 dealer-operated and consignment sites that were previously acquired by ETP. The combined portfolio includes locations in Virginia, Maryland, Tennessee and Georgia. This was the first transaction completed in a series of previously announced drop-down plans by which ETP intended to transfer its retail and fuel distribution businesses to the Partnership. The acquisition was accounted for as a transaction between entities under common control. Specifically, the Partnership recognized the acquired assets and assumed liabilities at their respective carrying values and no additional goodwill was created. The Partnership’s results of operations include MACS’ results of operations beginning September 1, 2014, the date of common control. As a result, the Partnership retrospectively adjusted its financial statements to include the balances and operations of MACS from August 31, 2014.

Included in our Successor results of operations for the period September 1, 2014 through December 31, 2014 is $509.3 million and $31.9 million of revenue and net income, respectively, related to the acquisition of MACS.

The following table summarizes the recording of the assets and liabilities at their respective carrying values as of the date presented (in thousands):

August 31, 2014
Current assets	$96,749
Property and equipment	463,772
Goodwill	118,610
Intangible assets	90,676
Other noncurrent assets	48,913
Current liabilities	(45,151)
Other noncurrent liabilities	(186,661)
Net assets	586,908
Net deemed contribution	(21,095)
Cash acquired	(60,798)
Total cash consideration, net of cash acquired	$505,015

Goodwill acquired in connection with the MACS acquisition is deductible for tax purposes.

Aloha Acquisition

On December 16, 2014, we completed the acquisition of 100% of the stock of Aloha, the largest independent gasoline marketer and one of the largest convenience store operators in Hawaii, with an extensive wholesale fuel distribution network and six fuel storage terminals on the islands (the “Aloha Acquisition”). Aloha markets through approximately 100 Aloha, Shell, and Mahalo branded fuel stations throughout the state, 50 of which are company operated. The adjusted purchase price for Aloha was approximately $267.1 million in cash, subject to a post-closing earn-out we have estimated at $18.3 million, and certain post-closing adjustments, and before transaction costs and other expenses totaling $2.8 million. As of December 31, 2015, we have recorded on our Consolidated Balance Sheet under other non-current liabilities the $18.3 million contingent consideration, which we based on the internal evaluation of the earnings level that Aloha is expected to achieve during the earnout period of December 16, 2014 through December 31, 2022. Approximately $14.1 million of the cash consideration was placed in an escrow account to satisfy indemnification obligations of the seller and certain environmental claims, pursuant to the terms of the purchase agreement. Included in our Successor results of operations for the period December 16, 2014 through December 31, 2014 is $24.7 million and $0.7 million of revenue and net income, respectively, related to the acquisition of Aloha.

Management, with the assistance of a third party valuation firm, determined the fair value of the assets and liabilities at the date of the Aloha Acquisition. We determined the value of goodwill by giving consideration to the following qualitative factors:

•	synergies created through increased fuel purchasing advantages, merchandising and improved “buying power” reflecting economies of scale;
•	strategic advantages of Aloha due to its particular assets;
•	Aloha’s history;
•	the nature of Aloha’s products and services and its competitive position in the marketplaces; and
•	Aloha’s competitors in the geographically isolated market.

As a result of the finalization of the purchase price allocation during 2015, an adjustment of $49.2 million was made to reduce the amount of goodwill related to the Aloha Acquisition and increase property and equipment and intangible assets offset by an increase in deferred tax liability.

The following table summarizes the final allocation of the assets and liabilities as of the date presented (in thousands):

December 16, 2014
Current assets	$67,012
Property and equipment	127,916
Goodwill	105,615
Intangible assets	74,706
Other noncurrent assets	732
Current liabilities	(20,127)
Other noncurrent liabilities	(70,465)
Total consideration	285,389
Cash acquired	(30,597)
Contingent consideration	(18,300)
Total cash consideration, net of cash acquired and contingent consideration	$236,492

The Aloha Acquisition was a stock purchase transaction. It is being treated as such for tax purposes and any resulting goodwill is not deductible for tax purposes.

Sunoco LLC and Sunoco Retail LLC Acquisitions

On April 1, 2015, we acquired a 31.58% membership interest and 50.1% voting interest in Sunoco LLC from ETP Retail Holdings, LLC (“ETP Retail”), an indirect wholly-owned subsidiary of ETP, for total consideration of approximately $775.0 million in cash (the “Sunoco Cash Consideration”) and $40.8 million in common units representing limited partner interests of the Partnership, based on the five day volume weighted average price of the Partnership’s common units as of March 20, 2015 (the “Sunoco LLC Acquisition”). The Sunoco Cash Consideration was financed through issuance by the Partnership and its wholly-owned subsidiary, Sunoco Finance Corp. (“SUN Finance”) of 6.375% Senior Notes due 2023 on April 1, 2015. The common units issued to ETP Retail were issued and sold in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the terms of the Sunoco LLC Contribution Agreement, ETP guaranteed all of the obligations of ETP Retail.

On November 15, 2015, we entered into a Contribution Agreement (the “ETP Dropdown Contribution Agreement”) with Sunoco LLC, Sunoco, Inc., ETP Retail, our General Partner and ETP. Pursuant to the terms of the ETP Dropdown Contribution Agreement, we agreed to acquire from ETP Retail, effective January 1, 2016, (a) 100% of the issued and outstanding membership interests of Sunoco Retail, an entity that was formed by Sunoco, Inc. (R&M), an indirect wholly-owned subsidiary of Sunoco, Inc., prior to the closing of the ETP Dropdown Contribution Agreement, and (b) 68.42% of the issued and outstanding membership interests of Sunoco LLC (the “ETP Dropdown”). Pursuant to the terms of the ETP Dropdown Contribution Agreement, ETP agreed to guarantee all of the obligations of ETP Retail.

Immediately prior to the closing of the ETP Dropdown, Sunoco Retail owned all of the retail assets previously owned by Sunoco, Inc. (R&M), the ethanol plant located in Fulton, NY, 100% of the issued and outstanding membership interests in Sunmarks, LLC, and all the retail assets previously owned by Atlantic Refining & Marketing Corp., a wholly-owned subsidiary of Sunoco, Inc.

Subject to the terms and conditions of the ETP Dropdown Contribution Agreement, at the closing of the ETP Dropdown, we paid to ETP Retail approximately $2.2 billion in cash on March 31, 2016, which included working capital adjustments, and issued to ETP Retail 5,710,922 common units representing limited partner interests in the Partnership (the “ETP Dropdown Unit Consideration”). The ETP Dropdown Unit Consideration was issued in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act.

The acquisitions of Sunoco LLC and Sunoco Retail were accounted for as transactions between entities under common control. Specifically, the Partnership recognized acquired assets and assumed liabilities at their respective carrying values with no goodwill created. The Partnership’s results of operations include Sunoco LLC’s and Sunoco Retail’s results of operations beginning September 1, 2014, the date of common control. As a result, the Partnership retrospectively adjusted its financial statements to include the balances and operations of Sunoco LLC and Sunoco Retail from August 31, 2014. Accordingly, the Partnership retrospectively adjusted its Consolidated Statement of Operations and Comprehensive Income to include $2.4 billion of Sunoco LLC revenues and $24.5 million of net income for the three months ended March 31, 2015, $1.5 billion of Sunoco Retail revenues and $10.5 million of net income for the twelve months ended December 31, 2015 as well as $5.5 billion of Sunoco LLC and Sunoco Retail revenues and $73.1 million of net loss for the period from September 1, 2014 through December 31, 2014. The equity of Sunoco LLC and Sunoco Retail is presented as predecessor equity in our consolidated financial statements.

The following table summarizes the recording of the assets and liabilities at their respective carrying values as of August 31, 2014, (in thousands):

	Sunoco LLC	Sunoco Retail	Total
Current assets	$1,107,007	$328,928	$1,435,935
Property and equipment	384,100	709,793	1,093,893
Goodwill	—	1,289,398	1,289,398
Intangible assets	182,477	293,928	476,405
Other noncurrent assets	2,238	—	2,238
Current liabilities	(641,400)	(146,368)	(787,768)
Other noncurrent liabilities	(7,293)	(339,536)	(346,829)
Net assets	$1,027,129	$2,136,143	3,163,272
Net deemed contribution			(188,272)
Cash acquired			(24,276)
Total cash consideration, net of cash acquired (1)			$2,950,724

(1)	Total cash consideration, net of cash acquired, includes $775.0 million paid on April 1, 2015 and $2.2 billion paid on March 31, 2016.

Susser Acquisition

On July 31, 2015, we acquired 100% of the issued and outstanding shares of capital stock of Susser (the “Susser Acquisition”) from Heritage Holdings, Inc., a wholly-owned subsidiary of ETP (“HHI”) and ETP Holdco Corporation, a wholly-owned subsidiary of ETP (“ETP Holdco” and together with HHI, the “Contributors”), for total consideration of approximately $966.9 million in cash (the “Susser Cash Consideration”), subject to certain post-closing working capital adjustments, and issued to the Contributors 21,978,980 Class B Units representing limited partner interests of the Partnership (“Class B Units”). The Class B Units were identical to the common units in all respects, except such Class B Units were not entitled to distributions payable with respect to the second quarter of 2015. The Class B Units converted, on a one-for-one basis, into common units on August 19, 2015.

Pursuant to the terms of the Contribution Agreement dated as of July 14, 2015 among Susser, HHI, ETP Holdco, our General Partner, and ETP (the “Susser Contribution Agreement”), (i) Susser caused its wholly-owned subsidiary to exchange its 79,308 common units for 79,308 Class A Units representing limited partner interests in the Partnership (“Class A Units”) and (ii) the 10,939,436 subordinated units held by wholly-owned subsidiaries of Susser were converted into 10,939,436 Class A Units. The Class A Units were entitled to receive distributions on a pro rata basis with the common units, except that the Class A Units (a) did not share in distributions of cash to the extent such cash was derived from or attributable to any distribution received by the Partnership from PropCo, the Partnership’s indirect wholly-owned subsidiary, the proceeds of any sale of the membership interests of PropCo, or any interest or principal payments received by the Partnership with respect to indebtedness of PropCo or its subsidiaries and (b) were subordinated to the common units during the subordination period for the subordinated units and were not entitled to receive any distributions until holders of the common units received the minimum quarterly distribution plus any arrearages in the payment of the minimum quarterly distribution from prior quarters.

In addition, the Partnership issued 79,308 common units and 10,939,436 subordinated units to the Contributors (together with the Class B Units, the “Susser Unit Consideration”) to restore the economic benefit of common units and subordinated units held by wholly-owned subsidiaries of Susser that were exchanged or converted, as applicable, into Class A Units. The Susser Unit Consideration was issued and sold to the Contributors in private transactions exempt from registration under Section 4(a)(2) of the Securities Act. Pursuant to the terms of the Susser Contribution Agreement, ETP guaranteed all then existing obligations of the Contributors.

The Susser Acquisition was accounted for as a transaction between entities under common control. Specifically, the Partnership recognized acquired assets and assumed liabilities at their respective carrying values with no additional goodwill created. The Partnership’s results of operations include Susser’s results of operations beginning September 1, 2014, the date of common control. As a result, the Partnership retrospectively adjusted its financial statements to include the balances and operations of Susser from August 31, 2014. Accordingly, the Partnership retrospectively adjusted its Consolidated Statement of Operations and Comprehensive Income to include $2.6 billion of Susser revenues and $18.1 million of net income for the period from January 1, 2015 through July 31, 2015 as well as $741.9 million of Susser revenues and $15.2 million of net loss for the period from September 1, 2014 through December 31, 2014. Pre-Susser acquisition equity of Susser is presented as predecessor equity in our consolidated financial statements.

The following table summarizes the final recording of the assets and liabilities at their respective carrying values as of the date presented, (in thousands):

August 31, 2014
Current assets	$217,244
Property and equipment	983,900
Goodwill	976,631
Intangible assets	541,054
Other noncurrent assets	38,216
Current liabilities	(246,009)
Other noncurrent liabilities	(842,310)
Net assets	1,668,726
Net deemed contribution	(701,871)
Cash acquired	(63,801)
Total cash consideration, net of cash acquired	$903,054

Other Acquisitions

On August 10, 2015, we acquired 27 convenience stores in the Upper Rio Grande Valley from Aziz Convenience Stores, L.L.C. (“Aziz”) for $41.6 million. Management allocated the total purchase consideration to assets acquired based on the preliminary estimate of their respective fair values at the purchase date. Management is reviewing the valuation and confirming the results to determine the final purchase price allocation. As a result, material adjustments to this preliminary allocation may occur in the future. The acquisition preliminarily increased goodwill by $4.3 million.

On December 16, 2015, we acquired a wholesale motor fuel distribution business serving the Northeastern United States from Alta East, Inc. (“Alta East”) for approximately $57.1 million plus the value of inventory on hand at closing (the “Alta East acquisition”). As part of the Alta East acquisition, we also acquired a total of 32 fee and leased properties, including 30 properties operated by third party dealers or commission agents and two non-operating surplus locations. The Alta East acquisition also included supply contracts with the dealer-owned and operated sites. The Alta East acquisition was funded using amounts available under our revolving credit facility with the total purchase consideration allocated to the assets acquired based on the preliminary estimate of their respective fair values at the purchase date. Management is reviewing the valuation and confirming the results to determine the final purchase price allocation. As a result, material adjustments to this preliminary allocation may occur in the future. The acquisition preliminarily increased goodwill by $16.6 million.

Additional acquisitions by the Partnership during 2015 totaled $24.6 million in consideration paid and preliminarily increased goodwill by $10.1 million. Management is reviewing the valuations and confirming the results to determine the final purchase price allocations. As a result, material adjustments to these preliminary allocations may occur in the future.

Pro Forma Financial Information

The unaudited financial information in the table below summarizes the combined results of our operations and those of Susser, Sunoco LLC, Sunoco Retail, MACS, and Aloha on a pro forma basis, as though all entities had been acquired on January 1, 2014. The pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved. The pro forma adjustments include the effect of purchase accounting adjustments, interest expense, and related tax effects, among others (in thousands):

Unaudited Pro Forma
Susser, Sunoco LLC, Sunoco Retail, MACS, and Aloha
Twelve Months Ended
December 31, 2014
Revenues	$26,275,559
Net income attributable to partners	$87,864